                                                                    Exhibit 10.2
                                                                    ------------






                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of July 11, 1997


                                  by and among

                         EQUITY OFFICE PROPERTIES TRUST

                                       and

                              the Persons Listed on
                           the Signature Pages Hereto


================================================================================

                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of July 11, 1997, by and among EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust (the "Company"), and the persons listed on the signature pages hereto, including their successors, assigns and transferees (herein referred to collectively as the "Holders" and individually as a "Holder").

        WHEREAS, on the date hereof each Holder expects to become the owner of Units (as defined below) in the Operating Partnership (as defined below) or Common Shares (as defined below) in connection with certain transactions (the "Formation Transactions") described in the IPO Registration Statement (as defined below); and

        WHEREAS, as a condition to receiving the consent or agreement of the Holders to the Formation Transactions, the Company has agreed to grant the Holders the registration rights provided for in this Agreement; and

        NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

        1.     DEFINITIONS.

        As used in this Agreement, the following capitalized defined terms shall have the following meanings:

        "AFFILIATE" shall have the meaning set forth for such term in Rule 144 under the Securities Act.

        "CLOSING PRICE" of the Common Shares for any given day shall mean (i) if the Common Shares are listed or admitted to trading on a national securities exchange, the reported last sale price of the Common Shares regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, on such national securities exchange on such day or (ii) if the Common Shares are not listed or admitted to trading on any national securities exchange but are traded in the over-the-counter market, the average of the closing bid and asked prices in the over-the-counter market on such day.

        "COMMON SHARES" shall mean the common shares of beneficial interest, par value $.01 per share, of the Company.

        "COMPANY" shall mean Equity Office Properties Trust, a Maryland real estate investment trust, and its successors.

        "DEMAND REGISTRATION" shall have the meaning set forth in Section 2(a) hereof.

        "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        "HOLDER" or "HOLDERS" shall mean the persons listed on the signature pages hereto (other than the Company), including their successors, assigns and transferees.

        "IPO REGISTRATION STATEMENT" shall mean the registration statement on Form S-11 (No. 333-26629) relating to the initial public offering of the Common Shares by the Company.

        "NOTICE" shall have the meaning set forth in Section 2(a) hereof.

        "OPERATING PARTNERSHIP" shall mean EOP Operating Limited Partnership, a Delaware limited partnership, and its successors.

        "PERSON" shall mean an individual, partnership, corporation, trust, unincorporated organization or other legal entity or a government or agency or political subdivision thereof.

        "PROSPECTUS" shall have the meaning set forth in Section 5(b) hereof.

        "REGISTRABLE SECURITIES" shall mean the Shares, excluding (i) Shares that have been disposed of pursuant to a Demand Registration Statement, Shelf Registration Statement or any other effective registration statement, (ii) Shares sold or otherwise transferred pursuant to Rule 144 under the Securities Act, and (iii) Shares that are held by Holders who are not Affiliates of the Company that are eligible for sale pursuant to Rule 144(k) under the Securities Act.

        "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all applicable registration and filing fees imposed by the SEC, the New York Stock Exchange, Inc. or the National Association of Securities Dealers, Inc. ("NASD"), (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with qualification of any of the Registrable Securities under any state securities or blue sky laws and the preparation of a blue sky memorandum) and compliance with the rules of the NASD, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing the Shelf Registration Statement, any prospectus, certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges pursuant to Section 6(l) hereof, and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions, the fees and disbursements of counsel representing a selling Holder or any underwriter or agent acting on behalf of a Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a selling Holder, all of which shall be borne by such Holder in all cases.

        "REGISTRATION NOTICE" shall have the meaning set forth in Section 5(b) hereof.

        "RULE 144(f) REGISTRABLE SECURITIES" shall mean the number of Registrable Securities, when aggregated with the number of Shares actually sold pursuant to Rule 144 by the Holder during the preceding three-month period, equal to less than 1% of the outstanding Common Shares at the time a request for registration is made under Section 2(a), and, in the case of any Holder who is not an Affiliate of the Company at the time of the proposed sale, only such Shares (subject to the foregoing volume limitation) that the Holder proposes to sell in "block trades" which are not "brokers' transactions" in compliance with the "manner of sale" requirement of Rule 144(f).

        "SEC" shall mean the Securities and Exchange Commission.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

        "SELLING HOLDER" shall mean any Holder who sells Registrable Securities pursuant to a public offering registered hereunder.

        "SHARES" shall mean any Common Shares issued, or issuable in connection with the Formation Transactions, to the persons listed on the signature pages hereto or to Holders upon conversion of their Units and any additional Common Shares issued as a dividend, distribution or exchange for, or in respect of such Common Shares prior to the Selling Holder's exercise of its rights hereunder.

        "SHELF REGISTRATION" shall mean a registration required to be effected pursuant to Section 4 hereof.

        "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in
Section 3(a) hereof.

        "STATE STREET" shall mean State Street Bank & Trust Co., as trustee of the three BellSouth Corporation employee benefit plans.

        "UNITS" shall mean the limited partnership interests of the Operating Partnership issued to the persons listed on the signature pages hereto, which interests are exchangeable for Common Shares, or at the Company's option, cash.

        2.     DEMAND REGISTRATION

               (a)     REQUEST FOR REGISTRATION.

                       At any time after the first anniversary of the effective date of the IPO Registration Statement, each Holder may make up to one written request during each 12-month period commencing on such first anniversary (specifying the intended method of disposition) for registration under the Securities Act (each, a "Demand Registration") of all or part of such Holder's Registrable Securities (but such part, together with the number of securities requested by other Holders to be included in such Demand Registration pursuant to this Section 2(a), shall have an estimated market value at the time of such request (based upon the then market price of a Common Share of the Company) of at least $10,000,000). Notwithstanding the foregoing, the Company shall not be required to file any registration statement pursuant to this Section 2 on behalf of any Holder within six months after the effective date of any earlier registration statement so long as the Holder requesting the Demand Registration was given a notice offering it the opportunity to sell Registrable Securities under the earlier registration statement and such Holder did not request that all of its Registrable Securities be included; PROVIDED, HOWEVER, that if a Holder requested that all or a part of its Registrable Securities be included in the earlier registration statement but not all or such part were so included through no fault of the Holder, such Holder may, but shall not be obligated to, require the Company to file another registration statement pursuant to a Demand Registration (subject, in the event of a Demand Registration for less than all such remaining Registrable Securities, to the same $10,000,000 limitation set forth above) exercised by such Holder within six months of the effective date of such earlier registration statement. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice (the "Notice") of such request to all other Holders and shall include in such registration all Registrable Securities that the Company has received written requests for inclusion therein within 15 days after the Notice is given. Thereafter, the Company may elect to include in such registration additional Common Shares to be issued by the Company. In such event, such shares to be issued by the Company in connection with a Demand Registration shall be deemed to be Registrable Securities and the Company shall be deemed to be a holder thereof. All Requests made pursuant to this Section 2(a) shall specify the aggregate number of Registrable Securities to be registered. Each Holder shall be entitled to one Demand Registration hereunder. Upon the second anniversary of the effective date of the IPO Registration Statement all rights to Demand Registrations hereunder shall terminate and be of no further force and effect, except that each of State Street and each Holder that is an Affiliate of the Company shall continue thereafter to have a right to request registration pursuant to this Section, subject to all the terms and conditions of this Agreement, with respect to all Registrable Securities issued to such Holder in the Formation Transactions.

               (b)     EFFECTIVE REGISTRATION AND EXPENSES

                       A registration shall not constitute a Demand Registration under Section 2(a) hereof until it has become effective. In any registration initiated as a Demand Registration, the Company shall pay all Registration Expenses incurred in connection therewith, whether or not such Demand Registration becomes effective, unless such Demand Registration fails to become effective as a result of the fault of one or more Holders, in which case the Company will not be required to pay the Registration Expenses incurred with respect to the offering of such Holder or Holders' Registrable Securities. The Registration Expenses incurred with respect to the offering of such Holder or Holder's Registrable Securities shall be the product of (a) the aggregate amount of all Registration Expenses incurred in connection with such registration and
(b) the ratio that the number of such Registrable Securities bears to the total number of Registrable Securities included in the registration.

               (c)     PRIORITY ON DEMAND REGISTRATIONS

                       The Holder making the Demand Registration may elect whether the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of a firm commitment underwritten offering or that such offering be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act as provided in Section 3 hereof. In any case in which an offering is in the form of a firm commitment underwritten offering, if the managing underwriter or underwriters of such offering advise the Company in writing that in its or their opinion the number of Registrable Securities proposed to be sold in such offering exceeds the number of Registrable Securities that can be sold in such offering without adversely affecting the market for the Company's Common Shares, the Company will include in such registration the number of Registrable Securities that in the opinion of such managing underwriters can be sold without adversely affecting the market for the Company's Common Shares. In such event, the number of Registrable Securities, if any, to be offered for the accounts of Holders (including the Holder making the Demand Registration) shall be reduced PRO RATA on the basis of the relative number of any Registrable Securities requested by each such Holder to be included in such registration to the extent necessary to reduce the total number of Registrable Securities to be included in such offering to the number recommended by such managing underwriter or underwriters.

               (d)     SELECTION OF UNDERWRITERS

                       If any of the Registrable Securities covered by a Demand Registration are to be sold in an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and manager or managers that will underwrite the offering; PROVIDED, HOWEVER, that such investment bankers and managers must be reasonably acceptable to the Selling Holders.

        3.     SHELF REGISTRATION UNDER THE SECURITIES ACT

               (a)     FILING OF SHELF REGISTRATION STATEMENT

                       In fulfillment of its obligation to file a registration statement pursuant to Section 2 hereof, upon the written request of a Holder the Company may cause to be filed a shelf registration statement (the "Shelf Registration Statement") providing for the sale by the Holders of their Registrable Securities in accordance with the terms hereof and will use its reasonable efforts to cause such Shelf Registration Statement to be declared effective by the SEC as soon thereafter as is practicable. The Company agrees to use its reasonable efforts to keep the Shelf Registration Statement with respect to the Registrable Securities continuously effective for a period expiring on the earlier of (i) the date on which all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto and (ii) the date on which (A) all Shares that such Holders own or have the right to obtain in exchange for Units held by Holders who are not Affiliates of the Company, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such Holders, are eligible for sale pursuant to Rule 144(k) under the Securities Act and (B) all Shares that such Holders own or have the right to obtain in exchange for Units held by each Holder who is an Affiliate of the Company, in the opinion of counsel for the Company, which counsel shall be reasonably acceptable to such Holder, are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act. Subject to Sections 5(b), 5(i) and 6, the Company further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Company shall not be deemed to have used its reasonable efforts to keep the Shelf Registration Statement effective during the applicable period if it voluntarily takes any action that would result in Selling Holders not being able to sell Registrable Securities covered thereby during that period, unless such action is required under applicable law or the Company has filed a post-effective amendment to the registration statement and the SEC has not declared it effective or except as otherwise permitted by the last three sentences of Section 5(b).

               (b)     EXPENSES

                       Except as provided herein, the Company shall pay all Registration Expenses in connection with the registration pursuant to Section 3(a). The Company shall not be liable for any underwriting discounts and commissions, the fees and disbursements of counsel representing a Holder or any underwriter or agent acting on behalf of a Holder, and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement or Rule 144 under the Securities Act.

               (c)     INCLUSION IN SHELF REGISTRATION STATEMENT.

                       Any Holder who does not provide the information reasonably requested by the Company in connection with the Shelf Registration Statement as promptly as practicable after receipt of such request, but in no event later than ten (10) days thereafter, shall not be entitled to have its Registrable Securities included in the Shelf Registration Statement.

        4.     HOLDBACK AGREEMENTS

               (a) Each Holder (a) participating in an underwritten offering covered by any Demand Registration or (b) in the event the Company is issuing shares of beneficial interest to the public in an underwritten offering, agrees, if requested by the managing underwriter or underwriters for such underwritten offering, not to effect any public sale or distribution of Registrable Securities or any securities convertible into or exchangeable or exercisable for such Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, during the 14 days prior to, and during the 180-day period beginning on, the effective date of such Demand Registration or other underwritten offering (except as part of such underwritten offering).

               (b) In addition, each Holder agrees that with respect to any registration statement covering Registrable Securities that is effective prior to the second anniversary of the effective date of the IPO Registration Statement, during any three-month period, such Holder shall sell only Rule 144(f) Registrable Securities under such registration statement prior to the second anniversary of the effective date of the IPO Registration Statement. After the second anniversary of the effective date of the IPO Registration Statement, sales of all Registrable Securities shall be permitted hereunder.

        5.     REGISTRATION PROCEDURES

               In connection with the obligations of the Company with respect to a registration contemplated by Section 2 and 3 hereof, the Company shall:

               (a) prepare and file with the SEC, as soon as reasonably practicable after receipt of a written request pursuant to Section 2 or Section 3, a registration statement, which registration statement shall (i) be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution by the Selling Holders thereof and (ii) comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

               (b) subject to the last three sentences of this Section 5(b) and Section 5(i) hereof, (i) prepare and file with the SEC such amendments in such registration statement as may be necessary to keep such registration statement effective for the applicable period; (ii) cause the prospectus which is part of such registration statement (a "Prospectus") to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the registration statement or any amendment thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the Selling Holders thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to take any of the actions described in clauses
(i), (ii) or (iii) in this Section 5(b), Section 5(d) or Section 5(i) with respect to each Holder of Registrable Securities (x) to the extent that the Company is in possession of material non-public information that it deems advisable not to disclose or is engaged in active negotiations or planning for a merger or acquisition or disposition transaction and it delivers written notice to each such Selling Holder of Registrable Securities to the effect that such Selling Holder may not make offers or sales under the registration statement for a period not to exceed thirty (30) days from the date of such notice; PROVIDED, HOWEVER, that the Company may deliver only two such notices within any twelve-month period, (y) unless and until the Company has received a written notice (a "Registration Notice") from a Selling Holder that such Selling Holder intends to make offers or sales under a registration statement as specified in such Registration Notice; PROVIDED, HOWEVER, that the Company shall have ten
(10) business days to prepare and file any such amendment or supplement after receipt of the Registration Notice or such longer period as is reasonably necessary if such preparation and filing are not commercially practicable within ten (10) business days or (z) to the extent the Company elects pursuant to
Section 6 hereof to purchase the Shares which are the subject of the Registration Notice. One a Selling Holder has delivered a Registration Notice to the Company, such Selling Holder shall promptly provide to the Company such information as the Company reasonably requests in order to identify such Selling Holder and the method of distribution in a post-effective amendment to the registration statement or a supplement to the Prospectus. Such Selling Holder also shall notify the Company in writing upon completion of such offer or sale or at such time as such Selling Holder no longer intends to make offers or sales under the registration statement;

               (c) furnish to each Selling Holder of Registrable Securities, without charge, as many copies of each Prospectus and any amendment or supplement thereto as such Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each such Selling Holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the Prospectus or amendment or supplement thereto;

               (d) use its reasonable efforts to register or qualify the Registrable Securities by the time a registration statement is declared effective by the SEC under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as any Holder of Registrable Securities covered by a registration statement shall reasonably request in writing, keep each such registration or qualification effective during the period such registration statement is required to be kept effective or during the period offers or sales are being made by a Selling Holder that has delivered a Registration Notice to the Company, whichever is shorter; PROVIDED, HOWEVER, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 5(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) file a general consent to service of process in any such jurisdiction;

               (e) notify each Selling Holder of Registrable Securities promptly and, if requested by such Selling Holder, confirm in writing, (i) when a registration statement and any post-effective amendments thereto have become effective, (ii) when any amendment or supplement to the applicable Prospectus has been filed with the SEC, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a registration statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period a registration statement is effective as a result of which (A) such registration statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the applicable Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any part thereof as promptly as possible;

               (g) furnish to each Selling Holder of Registrable Securities without charge, at least one conformed copy of the applicable registration statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

               (h) cooperate with the Selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend; and enable certificates for such Registrable Securities to be issued at least two business days prior to any sale of Registrable Securities for such numbers of shares and registered in such names as the Selling Holders may reasonably request, upon ten (10) business days prior notice;

               (i) subject to the last three sentences of Section 5(b) hereof, upon the occurrence of any event contemplated by clause (x) of Section 5(b) or clause (v) of Section 5(e) hereof, use its reasonable efforts promptly to prepare and file an amendment or a supplement to the Prospectus or any document incorporated therein by reference or prepare, file and obtain effectiveness of a post-effective amendment to the registration statement, or file any other required document, in any such case to the extent necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus as then amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading;

               (j) make available for inspection by the Selling Holders of Registrable Securities and any counsel, accountants or other representatives retained by such Selling Holders all financial and other records, pertinent corporate documents and properties of the Company and cause the officers, directors and employees of the Company to supply all such records, documents or information reasonably requested by such Selling Holders, counsel, accountants or representatives in connection with the registration statement; PROVIDED, HOWEVER, that such records, documents or information which the Company determines in good faith to be confidential and with respect to which the Company notifies such Selling Holders, counsel, accountants or representatives in writing that such records, documents or information are confidential, shall not be disclosed by such Selling Holders, counsel, accountants or representatives unless (i) such disclosure is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (ii) such records, documents or information become generally available to the public other than through a breach of this Agreement;

               (k) a reasonable time prior to the filing of any registration statement or any amendment thereto, or any Prospectus or any amendment or supplement thereto, provide copies of such document (not including any documents incorporated by reference therein unless requested) to the Selling Holders of Registrable Securities;

               (l) use its reasonable efforts to cause all Registrable Securities to be listed on any securities exchange on which similar securities issued by the Company are then listed;

               (m) provide a CUSIP number for all Registrable Securities, not later than the effective date of any applicable statement;

               (n) use its reasonable efforts to make available to its security holders, as soon as reasonably practicable, an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (o) if requested by a Selling Holder and any underwriters engaged by such Selling Holder for purposes of distributing the Registrable Securities, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other reasonable actions in connection therewith (including those reasonably requested by the underwriters or such Selling Holder) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to the underwriters with respect to the business of the Company and the registration statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which shall be in form and substance reasonably satisfactory to the underwriters and their counsel), addressed to such Selling Holder and each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company, addressed to such Selling Holder and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings (in each case, to the extent permitted by applicable accounting rules and guidelines); (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the underwriters than those set forth in Section 7 hereof and cross indemnification by the underwriters similar to that set forth in Section 7 hereof in favor of the Company or the Selling Holders, as the case may be; and (v) deliver such documents and certificates as may be reasonably requested by the managing underwriters and their counsel to evidence the continued validity of the representations and warranties made pursuant to clause (i) above of this Section 5(o) and to evidence compliance with any customary conditions contained in the underwriting agreement entered into by the Company.

               The Company may require each Selling Holder of Registrable Securities to furnish to the Company in writing such information regarding the proposed distribution by such Selling Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

               In connection with and as a condition to the Company's obligations with respect to the Shelf Registration Statement pursuant to Section 3 hereof and this Section 5, each

Selling Holder covenants and agrees that (i) it will not offer or sell any Registrable Securities under the Shelf Registration Statement until it has provided a Registration Notice pursuant to Section 5(b) and has received copies of the Prospectus as then amended or supplemented as contemplated by Section 5(c) and notice from the Company that the registration statement and any post-effective amendments thereto have become effective as contemplated by
Section 5(e); (ii) upon receipt of any notice from the Company contemplated by
Section 5(b) (in respect of the occurrence of an event contemplated by clause
(x) of Section 5(b)) or Section 5(e) (in respect of the occurrence of an event contemplated by clause (v) of Section 5(e)), such Selling Holder shall not offer or sell any Registrable Securities pursuant to the Shelf Registration Statement until such Selling Holder receives copies of the supplemented or amended Prospectus contemplated by Section 5(i) hereof and receives notice that any post-effective amendment has become effective, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Selling Holder's possession, of the Prospectus as amended or supplemented at the time of receipt of such notice; (iii) all offers and sales by such Selling Holder under the Shelf Registration Statement must be completed within sixty (60) days after the first date on which offers or sales can be made pursuant to clause (i) above, and upon expiration of such sixty (60) day period, the Selling Holder may not offer or sell any Registrable Securities under the Shelf Registration Statement until it has again complied with the provisions of clause (i) above; (iv) such Selling Holder and any of its partners, officers, trustees, directors or affiliates, if any, must comply with the provisions of Regulation M under the Exchange Act as applicable to them in connection with sales of Registrable Securities pursuant to the Shelf Registration Statement; and (v) such Selling Holder and any of its partners, officers, trustees, directors or affiliates, if any, must enter into such written agreements as the Company shall reasonably request to ensure compliance with clause (iv) above.

        6.     REPURCHASE BY COMPANY OF SHARES SUBJECT TO REGISTRATION NOTICE.

               (a) Upon receipt by the Company of a Registration Notice, the Company may, but shall not be obligated to, purchase from such Holder all, but not less than all, of the Shares which are the subject of such Registration Notice at a price per share equal to the average of the Closing Prices of the Common Shares for the five trading days immediately preceding the date of the Registration Notice. In the event the Company elects to purchase the Shares which are the subject of a Registration Notice, the Company shall notify the Holder of such Shares within five business days of the date of receipt of the Registration Notice by the Company, which notice shall indicate: (i) that the Company will purchase the Shares which are the subject of the Registration Notice, (ii) the price per share, calculated in accordance with the preceding sentence, which the Company will pay to such Holder and (iii) the date upon which the Company shall purchase such Shares, which date shall not be later than the tenth business day after receipt of the Registration Notice relating to such Shares.

               (b) If the Company purchases the Shares which are the subject of a Registration Notice in accordance with this Section 6, the Company shall be relieved of its obligations under this Agreement with respect to such Shares.

        7.     INDEMNIFICATION; CONTRIBUTION.

               (a)     INDEMNIFICATION BY THE COMPANY.

                       The Company agrees to indemnify and holder harmless each Holder and its officers and directors and each Person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act as follows:

                       (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to which such Holder, officer, director or controlling Person may become subject under the Securities Act or otherwise (A) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any amendment thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or
        (B) that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                       (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or alleged untrue statement or any omission or alleged omission contained in a registration statement, if such settlement is effected with the written consent of the Company; and

                       (iii) subject to the limitations set forth in Section 7(c), against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or alleged untrue statement or omission or alleged omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above;

        PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section 7(a) shall not apply to any Holder with respect to any loss, liability, claim, damage or expense that arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use in a registration statement or any amendment thereto or the Prospectus or any amendment or supplement thereto.

               (b)     INDEMNIFICATION BY HOLDERS.

                       Each Holder severally agrees to indemnify and hold harmless the Company and the other Selling Holders, and each of their respective partners, trustees, directors and officers (including each trustee and officer of the Company who signed the registration statement), and each Person, if any, who controls the Company or any other Selling Holder within the meaning of Section 15 of the Securities Act, to the same extent as the indemnity contained in Section 7(a) hereof, but only insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a registration statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Holder for use therein relating to the Holder's status as a selling security holder.

               (c)     CONDUCT OF INDEMNIFICATION PROCEEDINGS.

                       Each indemnified party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 7(a) or (b) above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party materially prejudices the indemnifying party or results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) shall not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided under Section 7(a) or (b) above. After receipt of such notice, the indemnifying party shall be entitled to participate in and, at its option, jointly with any other indemnifying party so notified, to assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by such indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that, if the defendants in any such action or proceeding include both the indemnified party and the indemnifying party and the indemnified party reasonably determines, upon advice of counsel, that a conflict of interest exists or that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, then the indemnified party shall be entitled to one separate counsel, the reasonable fees and expenses of which shall be paid by the indemnifying party. If the indemnifying party does not assume the defense of any such action or proceeding, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel (which shall be limited to a single law firm) for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of such indemnifying party. If the indemnifying party assumes the defense of any such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding except as set forth in the proviso in the second sentence of this Section 7(c).

               (d)     CONTRIBUTION.

               In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 7 is for any reason held to be unenforceable although applicable in accordance with its terms, the Company and the Selling Holders shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Selling Holders, in such proportion as is appropriate to reflect the relative fault of and benefits to the Company on the one hand and the Selling Holders on the other (in such proportions that the

Selling Holders are severally, not jointly, responsible for the balance), in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified parties shall be determined by reference to, among other things, the total proceeds received by the indemnified party and indemnified parties in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified parties shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or the indemnified parties, and the parties' relative intent, pledge, access to information and opportunity to correct or prevent such action.

               The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of such Selling Holder were offered to the public exceeds the amount of any damages which such Selling Holder would otherwise have been required to pay by reason of such untrue statement or omission.

               Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each Person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act and directors and officers of a Holder shall have the same rights to contribution as such Holder, and each trustee of the Company, each officer of the Company who signed the registration statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

        8.     RULE 144 SALES.

               (a)     COMPLIANCE.

                       The Company covenants that, so long as it is subject to the reporting requirements of the Exchange Act, it will file the reports required to be filed by it under the Exchange Act so as to enable any Holder to sell Registrable Securities pursuant to Rule 144 under the Securities Act.

               (b)     COOPERATION WITH HOLDERS.

                       In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be issued at lease two business days prior to any sale of Registrable Securities for such number of shares and registered in such names as the Selling Holders may reasonable request upon ten (10) business days prior notice. The Company's obligation set forth in the previous sentence shall be subject to the delivery, if reasonably requested by the Company or its transfer agent, by counsel to such Holder, in form and substance reasonably satisfactory to the Company and its transfer agent, of an opinion that such Securities Act legend need not appear on such certificate.

        9.     MISCELLANEOUS.

               (a)     AMENDMENTS AND WAIVERS.

                       The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented or waived, nor may consent to departures therefrom be given, without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities (treating for the purpose of such computation the Holders of Units as the Holders of Registrable Securities issuable upon exchange of such Units), PROVIDED, HOWEVER, that no amendment, modification, supplement or waiver of, or consent to the departure from, the provisions of Sections 2, 3, 4, 5, 7 or 8 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities. Notice of any such amendment, modification, supplement, waiver or consent adopted in accordance with this Section 9(a) shall be provided by the Company to each Holder of Registrable Securities at least thirty (30) days prior to the effective date of such amendment, modification, supplement, waiver or consent.

               (b)     NOTICES.

                       All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopies, or any courier guaranteeing overnight delivery, (i) if to a Holder, at such Holder's registered address appearing on the share register of the Company or the Unit register of the Operating Partnership or (ii) if to the Company, at Two North Riverside Plaza, Suite 2200, Chicago, IL 60606, Attention: Timothy H. Callahan, President and Chief Executive Officer.

                       All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; or at the time delivered if delivered by an air courier guaranteeing overnight delivery.

               (c)     SUCCESSORS AND ASSIGNS.

                       This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this

Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

               (d)     COUNTERPARTS.

                       This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (e)     HEADINGS.

                       The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (f)     GOVERNING LAW.

                       This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of law provisions thereof.

               (g)     SPECIFIC PERFORMANCE.

                       The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly, agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the Untied States or any State thereof having jurisdiction.

               (h)     ENTIRE AGREEMENT.

                       This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matter.

               (i) LIMITATION OF LIABILITY OF SHAREHOLDERS AND OFFICERS OF THE COMPANY.

                       ANY OBLIGATION OR LIABILITY WHATSOEVER OF THE COMPANY WHICH MAY ARISE AT ANYTIME UNDER THIS AGREEMENT OR ANY OBLIGATION OR LIABILITY WHICH MAY BE INCURRED BY IT PURSUANT TO ANY OTHER INSTRUMENT, TRANSACTION OR UNDERTAKING CONTEMPLATED HEREBY SHALL BE SATISFIED, IF AT ALL, OUT OF THE COMPANY'S ASSETS ONLY. NO SUCH OBLIGATION OR LIABILITY, OTHER THAN THIS AGREEMENT AS IT RELATES TO EACH OF THE

HOLDERS, SHALL BE PERSONALLY BINDING UPON, NOR SHALL RESORT FOR THE ENFORECEMENT THEREOF BE HAD TO, THE PROPERTY OF ANY OF ITS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS (SOLELY AS A RESULT OF THEIR STATUS AS SHAREHOLDERS, TRUSTEES, OFFICERS, EMPLOYEES OR AGENTS), REGARDLESS OF WHETHER SUCH OBLIGATION OR LIABILITY IS IN THE NATURE OF CONTRACT, TORT OR OTHERWISE. NOTWITHSTANDING THE FOREGOING, THIS SECTION 9(i) SHALL NOT IN ANY WAY AFFECT OR LIMIT ANY OBLIGATION OR LIABILITY OF ANY HOLDER UNDER THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                    EQUITY OFFICE PROPERTIES TRUST



                                    By: /s/ Timothy H. Callahan
                                        ----------------------------------------
                                    Name: Timothy H. Callahan
                                    Title: President and Chief Executive Officer



                                    EQUITY OFFICE HOLDINGS



                                    By: /s/ Stanley M. Stevens
                                        ----------------------------------------
                                    Name: Stanley M. Stevens
                                    Title: Executive Vice President



                                    EQUITY GROUP INVESTMENTS, INC.



                                    By: /s/ Jim Alef
                                        ----------------------------------------
                                    Name: Jim Alef
                                    Title: Executive Vice President

                                ZELL/MERRILL LYNCH REAL ESTATE OPPORTUNITY
                                PARTNERS LIMITED PARTNERSHIP

                                By: Equity Office Properties Trust, its managing
                                    general partner

                                    By: /s/ Stanley M. Stevens
                                        ----------------------------------------
                                        Name: Stanley M. Stevens
                                        Title: Executive Vice President

                                ZELL/MERRILL LYNCH REAL ESTATE OPPORTUNITY
                                PARTNERS LIMITED PARTNERSHIP II

                                By: Equity Office Properties Trust, its managing
                                    general partner

                                    By: /s/ Stanley M. Stevens
                                        ----------------------------------------
                                        Name: Stanley M. Stevens
                                        Title: Executive Vice President

                                ZELL/MERRILL LYNCH REAL ESTATE OPPORTUNITY
                                PARTNERS LIMITED PARTNERSHIP III

                                By: Equity Office Properties Trust, its managing
                                    general partner

                                    By: /s/ Stanley M. Stevens
                                        ----------------------------------------
                                        Name: Stanley M. Stevens
                                        Title: Executive Vice President

                                ZELL/MERRILL LYNCH REAL ESTATE OPPORTUNITY
                                PARTNERS LIMITED PARTNERSHIP IV

                                By: Equity Office Properties Trust, its managing
                                    general partner

                                    By: /s/ Stanley M. Stevens
                                        ----------------------------------------
                                        Name: Stanley M. Stevens
                                        Title: Executive Vice President

                                [UNITHOLDERS]

                                ------------------------------------------------

                                [ZML SHAREHOLDERS]

                                ------------------------------------------------